Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements of Edison Mission Energy (EME) are included herein:

1.   Pro forma Condensed Consolidated Balance Sheet as of September 30, 2004

2.   Pro forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2004

3.   Pro forma Condensed Consolidated Statement of Income (Loss) for the year ended December 31, 2003

4.   Pro forma Condensed Consolidated Statement of Income for the year ended December 31, 2002

5.   Pro forma Condensed Consolidated Statement of Income for the year ended December 31, 2001

6.   Notes to the Pro Forma Condensed Consolidated Financial Statements

The above-referenced unaudited pro forma condensed consolidated financial statements reflect the sale of MEC International B.V. and related assets.  As previously described in Item 2.01 of this report, on December 16, 2004, EME completed the sale of its international power generation portfolio (excluding its interests in the CBK, Tri Energy and Doga projects) to a consortium comprised of International Power plc and Mitsui & Co., Ltd.  Net proceeds from the sale of MEC International B.V. may be used by EME to repay debt, to support contracting and hedges of power sales, to make capital expenditures for its remaining domestic projects and for investment.  In anticipation of the sale, Mission Energy Holdings International, Inc. repaid on December 14, 2004 the remaining $200 million of the $800 million secured loan that was funded on December 11, 2003.

The unaudited pro forma condensed consolidated financial statements have been prepared by applying pro forma adjustments to the consolidated financial statements included in EME’s Annual Report on Form 10-K for the year ended December 31, 2003 and Quarterly Report on Form 10-Q for the nine-month period ended September 30, 2004. The unaudited pro forma condensed consolidated balance sheet reflects the sale of MEC International B.V., assuming the transaction had been consummated as of September 30, 2004. Under the Purchase Agreement for the sale of MEC International B.V., EME was required to liquidate a partnership that held an ownership interest in two international projects.  The liquidation of this partnership, together with dividends that were paid prior to December 16, 2004, has been combined with the sale of the stock of MEC International B.V. in preparing the pro forma balance sheet at September 30, 2004.  On October 22, 2004, The America Jobs Creation Act of 2004 (Act) was enacted which, among other things, includes a provision regarding repatriation of foreign dividends.  Since this Act was not effective at September 30, 2004, the potential benefits related to repatriation of foreign dividends prior to completion of sale of MEC International B.V. are not reflected in the pro forma balance sheet set forth herein. The estimated gain on sale for purposes of these unaudited pro forma condensed consolidated financial statements will ultimately differ from the actual gain to be recorded in the quarter ending December 31, 2004. The unaudited pro forma condensed consolidated statements of income reflect the sale of MEC International B.V., assuming the transaction had been consummated as of the beginning of the fiscal period presented. EME accounted for the disposition as discontinued operations in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (SFAS 144). MEC International B.V. was included in Income from Continuing Operations for the years ended December 31, 2003, 2002 and 2001 because SFAS 144 criteria requiring discontinued operations presentation had not been met during these periods.

On September 30, 2004, EME completed the sale of Universal Holdings to Origin Energy New Zealand Limited.  The sale of Universal Holdings included the sale of EME’s 51.2% ownership interest in Contact Energy Ltd.  EME filed a Current Report on Form 8-K dated October 4, 2004 with unaudited pro forma condensed financial statements that reflected the sale of Universal Holdings. Universal Holdings’ operating results were included in Income from Continuing Operations for the years ended December 31, 2003, 2002 and 2001 because SFAS 144 criteria requiring discontinued operations presentation had not been met during these periods.  Accordingly, the unaudited pro forma consolidated statements of income included herein also include the sale of Universal Holdings in order to present pro forma consolidated operating results that assume the completion of both transactions described above had been completed as of the beginning of the fiscal period presented.

Pro forma adjustments have also been included to eliminate the operating results of the CBK, Tri Energy and Doga projects, which were reclassified as discontinued operations in EME’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 in accordance with SFAS 144.  However, operating results were included in Income from Continuing Operations for the years ended December 31, 2003, 2002 and 2001 because SFAS 144 criteria requiring discontinued operations presentation had not been met during these periods.  Accordingly, pro forma adjustments are included to eliminate these results from continuing operations for the years ended December 31, 2003, 2002 and 2001.

The pro forma adjustments as described in the notes to the unaudited pro forma condensed consolidated financial statements are estimates based on currently available information and certain adjustments that management believes are reasonable. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the financial position or operating results that would have occurred had the sale of MEC International B.V. and Universal Holdings been consummated on, or as of, the dates indicated, nor are they necessarily indicative of EME’s future operating results or financial position. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of EME included in its Annual Report on Form 10-K for the year ended December 31, 2003 and EME’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

EDISON MISSION ENERGY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2004

(In thousands)

	Edison Mission Energy	Sale of MECIBV – Power Generation Portfolio (A)	Pro Forma Adjustments		Pro Forma Consolidated
Assets
Current Assets
Cash and cash equivalents	$1,155,847	$1,773,342	$(796,759	)(B)	$2,132,430
Other current assets	577,270	—	—		577,270
Total Current Assets	1,733,117	1,773,342	(796,759)		2,709,700
Investments in Unconsolidated Affiliates	502,685	—	—		502,685
Property, Plant and Equipment	3,474,199	—	—		3,474,199
Less accumulated depreciation and amortization	676,029	—	—		676,029
Net property, plant and equipment	2,798,170	—	—		2,798,170
Other Assets
Deferred financing costs	64,636	—	(13,951	)(B)	50,685
Long-term assets under price risk management and energy trading	94,442	—	—		94,442
Restricted cash	129,602	—	—		129,602
Rent payments in excess of levelized rent expense under plant operating leases	276,924	—	—		276,924
Other long-term assets	17,200	—	—		17,200
Total Other Assets	582,804	—	(13,951)		568,853
Assets of Discontinued Operations	4,501,518	(4,347,121)	—		154,397
Total Assets	$10,118,294	$(2,573,779)		$(810,710)	$6,733,805
Liabilities and Shareholder’s Equity
Current Liabilities	$1,088,795	$15,000	$(603,267	)(B)	$500,528
Long-Term Obligations Net of Current Maturities	3,735,194	—	(197,075	)(B)	3,538,119
Long-Term Deferred Liabilities
Deferred taxes and tax credits	249,524	(22,355)	—		227,169
Junior subordinated debentures	154,639	—	—		154,639
Other	335,870	17,001	—		352,871
Total long-term deferred liabilities	740,033	(5,354)	—		734,679
Liabilities of Discontinued Operations	2,783,197	(2,783,049)	—		148
Total Liabilities	8,347,219	(2,773,403)	(800,342)		4,773,474
Minority Interest of Discontinued Operations	1,033	(1,033)	—		—
Shareholder’s Equity
Common stock, par value $0.01 per share; 10,000 shares authorized; 100 shares issued and outstanding	64,130	—	—		64,130
Additional paid-in capital	2,579,819	—	—		2,579,819
Retained deficit	(760,450)	104,376	(10,368	)(B)	(666,442)
Accumulated other comprehensive loss	(113,457)	96,281	—		(17,176)
Total Shareholder’s Equity	1,770,042	200,657	(10,368)		1,960,331
Total Liabilities and Shareholder’s Equity	$10,118,294	$(2,573,779)	$(810,710)		$6,733,805

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

EDISON MISSION ENERGY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(In thousands)

	Edison Mission Energy	Sale of MECIBV – Power Generation Portfolio	Pro Forma Adjustments	Pro Forma Consolidated
Operating Revenues
Electric revenues	$1,210,038	$—	$—	$1,210,038
Net losses from price risk management and energy trading	(1,182)	—	—	(1,182)
Operation and maintenance services	19,133	—	—	19,133
Total operating revenues	1,227,989	—	—	1,227,989

Operating Expenses
Fuel	460,444	—	—	460,444
Plant operations	314,153	—	—	314,153
Plant operating leases	141,452	—	—	141,452
Operation and maintenance services	16,581	—	—	16,581
Depreciation and amortization	108,750	—	—	108,750
Loss on lease termination, asset impairment and other charges	989,456	—	—	989,456
Administrative and general	100,123	—	—	100,123
Total operating expenses	2,130,959	—	—	2,130,959

Operating loss	(902,970)	—	—	(902,970)

Other Income (Expense)
Equity in income from unconsolidated affiliates	179,634	—	—	179,634
Interest and other income (expense)	1,649	—	—	1,649
Gain on sale of assets	43,489	—	—	43,489
Interest expense	(209,708)	—	—	(209,708)
Total other income (expense)	15,064	—	—	15,064

Loss from continuing operations before income taxes	(887,906)	—	—	(887,906)
Benefit for income taxes	(340,162)	—	—	(340,162)

Loss from Continuing Operations	$(547,744)	$—	$—	$(547,744)

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

EDISON MISSION ENERGY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2003

(In thousands)

	Edison Mission Energy	Sale of Universal Holdings (C)	Sale of MECIBV – Power Generation Portfolio (D)	Pro Forma Adjustments		Pro Forma Consolidated
Operating Revenues
Electric revenues	$3,077,355	$(751,139)	$(626,633)	$(123,956	)(G)	$1,575,627
Net gains from price risk management and energy trading	44,322	(4,385)	8,101	—		48,038
Operation and maintenance services	58,899	—	(27,083)	(1,424	)(G)	30,392
Total operating revenues	3,180,576	(755,524)	(645,615)	(125,380)		1,654,057

Operating Expenses
Fuel	1,102,869	(177,354)	(256,130)	(83,943	)(G)	585,442
Plant operations and transmission costs	912,440	(352,874)	(121,255)	(10,031	)(G)	428,280
Plant operating leases	205,561	—	—	—		205,561
Operation and maintenance services	28,752	—	(7,304)	—		21,448
Depreciation and amortization	290,072	(63,272)	(72,526)	(6,384	)(G)	147,890
Asset impairment and other charges	304,042	—	—	—		304,042
Administrative and general	173,342	(462)	(30,716)	(2,731	)(G)	139,433
Total operating expenses	3,017,078	(593,962)	(487,931)	(103,089)		1,832,096

Operating income (loss)	163,498	(161,562)	(157,684)	(22,291)		(178,039)

Other Income (Expense)
Equity in income from unconsolidated affiliates	367,676	(145)	(115,594)	(7,094	)(G)	244,843
Interest and other income	7,341	1,277	(5,593)	1,222	(G)	4,247
Gain on sale of assets	13,000	—	(13,000)	—		—
Interest expense	(509,005)	70,632	135,316	13,402	(E)(G)	(289,655)
Total other income (expense)	(120,988)	71,764	1,129	7,530		(40,565)

Income (loss) from continuing operations before income taxes and minority interest	42,510	(89,798)	(156,555)	(14,761)		(218,604)
Provision (benefit) for income taxes	(24,165)	(41,311)	(48,696)	(6,492	)(F)	(120,664)
Minority interest	(39,476)	32,856	5,817	803	(G)	—

Income (Loss) from Continuing Operations	$27,199	$(15,631)	$(102,042)	$(7,466)		$(97,940)

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

EDISON MISSION ENERGY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)

	Edison Mission Energy	Sale of Universal Holdings (C)	Sale of MECIBV – Power Generation Portfolio (D)	Pro Forma Adjustments		Pro Forma Consolidated
Operating Revenues
Electric revenues	$2,679,344	$(494,372)	$(534,615)	$(111,378	)(G)	$1,538,979
Net gains from price risk management and energy trading	27,498	378	9,193	—		37,069
Operation and maintenance services	42,881	—	(16,194)	(1,501	)(G)	25,186
Total operating revenues	2,749,723	(493,994)	(541,616)	(112,879)		1,601,234

Operating Expenses
Fuel	943,639	(128,691)	(202,919)	(67,757	)(G)	544,272
Plant operations and transmission costs	765,138	(225,179)	(88,407)	(9,841	)(G)	441,711
Plant operating leases	205,904	—	—	—		205,904
Operation and maintenance services	28,958	—	(6,982)	—		21,976
Depreciation and amortization	247,486	(39,641)	(61,803)	(7,888	)(G)	138,154
Settlement of postretirement employee benefit liability	(70,654)	—	—	—		(70,654)
Asset impairment and other charges	130,863	—	21	(21	)(G)	130,863
Administrative and general	168,507	(2,330)	(43,859)	(3,018	)(G)	119,300
Total operating expenses	2,419,841	(395,841)	(403,949)	(88,525)		1,531,526

Operating income	329,882	(98,153)	(137,667)	(24,354)		69,708

Other Income (Expense)
Equity in income from unconsolidated affiliates	282,932	165	(78,095)	(8,196	)(G)	196,806
Interest and other income	22,756	(2,971)	(2,821)	(3,114	)(G)	13,850
Interest expense	(473,198)	44,855	119,122	11,835	(G)	(297,386)
Total other income (expense)	(167,510)	42,049	38,206	525		(86,730)

Income (loss) from continuing operations before income taxes and minority interest	162,372	(56,104)	(99,461)	(23,829)		(17,022)
Provision (benefit) for income taxes	38,414	(29,838)	(30,361)	(6,080	)(F)	(27,865)
Minority interest	(27,159)	20,323	4,375	2,461	(G)	—

Income from Continuing Operations	$96,799	$(5,943)	$(64,725)	$(15,288)		$10,843

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

EDISON MISSION ENERGY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2001

(In thousands)

	Edison Mission Energy	Sale of Universal Holdings (C)	Sale of MECIBV – Power Generation Portfolio (D)	Pro Forma Adjustments		Pro Forma Consolidated
Operating Revenues
Electric revenues	$2,411,544	$(297,310)	$(411,974)	$(117,879	)(G)	$1,584,381
Net gains from price risk management and energy trading	36,241	2,671	(1,908)	—		37,004
Operation and maintenance services	40,652	(23)	(6,850)	(1,885	)(G)	31,894
Total operating revenues	2,488,437	(294,662)	(420,732)	(119,764)		1,653,279

Operating Expenses
Fuel	814,531	(88,035)	(115,388)	(76,656	)(G)	534,452
Plant operations and transmission costs	706,697	(112,823)	(104,382)	(13,602	)(G)	475,890
Plant operating leases	133,317	—	—	—		133,317
Operation and maintenance services	26,465	—	(4,848)	—		21,617
Depreciation and amortization	263,611	(25,830)	(64,117)	(6,566	)(G)	167,098
Asset impairment and other charges	59,055	—	—	—		59,055
Administrative and general	180,084	(3,969)	(42,020)	(2,517	)(G)	131,578
Total operating expenses	2,183,760	(230,657)	(330,755)	(99,341)		1,523,007

Operating income	304,677	(64,005)	(89,977)	(20,423)		130,272

Other Income (Expense)
Equity in income from unconsolidated affiliates	374,096	(6,819)	(31,803)	(1,571	)(G)	333,903
Interest and other income	44,507	(2,153)	(3,365)	(4,075	)(G)	34,914
Gain on sale of assets	41,313	—	1,946	—		43,259
Interest expense	(564,409)	29,142	107,562	14,021	(G)	(413,684)
Total other income (expense)	(104,493)	20,170	74,340	8,375		(1,608)

Income from continuing operations before income taxes and minority interest	200,184	(43,835)	(15,637)	(12,048)		128,664
Provision (benefit) for income taxes	94,784	(22,152)	2,244	(3,207	)(F)	71,669
Minority interest	(22,157)	18,853	1,650	1,654	(G)	—

Income from Continuing Operations	$83,243	$(2,830)	$(16,231)	$(7,187)		$56,995

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

EDISON MISSION ENERGY AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(A)                           Reflects the sales proceeds and elimination of historical costs of the assets and liabilities of MEC International B.V. and related assets and the resulting estimated gain on the sale as follows (in thousands):

Net proceeds from sale of MEC International B.V.	$1,959,169
Net assets of MEC International B.V.	(1,585,106)
Cumulative translation adjustment	(96,281)

Pre-tax gain	277,782
Income tax expense	173,406

After-tax gain	$104,376

(B)                            Primarily reflects the repayment of the $800 million secured loan at Mission Energy Holdings International, Inc. In addition, reflects the write-off of unamortized debt issue costs and elimination of accrued interest related to the early repayment of the secured loan.

(C)                            Reflects the elimination of the results of Universal Holdings for the period.

(D)                           Reflects the elimination of the results of MEC International B.V. for the period.

(E)                             Reflects pro forma decrease in interest expense resulting from the repayment of debt utilizing cash proceeds primarily from the sale of Universal Holdings.

(F)                              Reflects the income tax effects of the pro forma adjustments at the statutory or actual tax rate.

(G)                            Reflects exclusion of results of CBK, Tri Energy and Doga projects from continuing operations.  These projects have been classified as discontinued operations in the 2004 Third Quarter Report on Form 10-Q.